Exhibit 99.1

Fourth Quarter 2005
Earnings Call

NASDAQ: CCBI

January 23, 2006

Regulation FD

This presentation may include forward-looking statements related to the plans, beliefs and goals of the Company, its subsidiaries, which involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Such risks and uncertainties include, but are not limited to, the following factors: competitive pressure in the banking industry; changes in the interest rate environment; the health of the economy, either nationally or regionally; the deterioration of credit quality, which would cause an increase in the provision for possible loan and lease losses; changes in the regulatory environment; changes in business conditions, particularly in
California real estate; volatility of rate sensitive deposits; asset/liability matching risks and liquidity risks; changes in the securities markets. The Company undertakes no obligation to revise or publicly release any revision to these forward-looking statements.

4TH QUARTER HIGHTLIGHTS

Earnings of $0.26 per diluted share

“Non-GAAP” earnings of $0.29 per diluted share

Net income totaled $15.1 million

Net income totaled $16.4 million, excluding costs of
Commercial Banking Division

Total revenues were a record $75.2 million

Total asset grew to $5.5 billion

Loan fundings reached a record $716 million

Diluted Earnings Per Share

$0.29

$0.36

$0.29

$0.40

$0.26

$0.34

$-

$0.10

$0.20

$0.30

$0.40

$0.50

12/04

3/05

6/05

9/05

12/05

12/05 *

Earnings Performance

* Excluding costs associated with the Bank’s Commercial Banking Division of $2.3 million, of which $1.2 million is associated with professional expense and $1.1 million is associated with compensation and other expense.

Quarterly Net Income

$16.4

$20.2

$15.1

$19.3

$23.1

$16.8

$0

$10

$20

$30

12/04

3/05

6/05

9/05

12/05

12/05 *

($ in millions)

Earnings Performance

* Excluding costs associated with the Bank’s Commercial Banking
Division of approximately $2.3 million.

Operating Performance

Total Revenues

$71.6

$67.1

$73.3

$66.0

$75.2

$0

$20

$40

$60

$80

12/04

3/05

6/05

9/05

12/05

($ in millions)

*

* The Company defines total revenues is defined as interest income and noninterest income.

Operating Performance

Net Interest Income

$38.5

$38.3

$38.9

$38.3

$37.4

$0

$10

$20

$30

$40

$50

12/04

3/05

6/05

9/05

12/05

($ in millions)

Net Interest Margin

3.28%

3.31%

3.21%

3.38%

3.27%

0%

1%

2%

3%

4%

12/04

3/05

6/05

9/05

12/05

Net Interest Margin

Excluding Hawthorne Purchase Accounting Adjustments

3.17%

3.22%

3.13%

3.08%

3.04%

0%

1%

2%

3%

4%

12/04

3/05

6/05

9/05

12/05

Interest Yields and Costs

Q4 2005

Q3 2005

Q2 2005

Q1 2005

Q4 2004

Interest Earning Assets

Loans

6.10%

5.88%

5.61%

5.46%

5.47%

Securities

4.40%

4.39%

4.37%

4.33%

4.29%

  FHLB Stock

4.75%

4.23%

4.42%

4.28%

3.72%

  Cash and Cash Equivalents

3.37%

3.46%

2.69%

2.37%

2.21%

Total Yield on Interest Earning Assets

5.93%

5.70%

5.46%

5.31%

5.30%

Interest Bearing Liabilities

Transaction Accounts

2.77%

2.17%

1.85%

1.69%

1.66%

Certificates of Deposit

3.45%

3.03%

2.62%

2.24%

1.76%

  FHLB Advances

3.19%

2.74%

2.51%

2.33%

2.19%

  Exchange Balances

0.86%

0.88%

0.85%

0.76%

-

  Junior Subordinated Debentures

6.99%

6.55%

6.15%

5.71%

5.21%

  Other Borrowings

4.06%

3.52%

2.99%

2.51%

2.01%

Cost on Interest Bearing Liabilities

2.87%

2.54%

2.34%

2.21%

2.04%

Net Spread

3.06%

3.16%

3.12%

3.10%

3.26%

Net Interest Margin

3.21%

3.31%

3.28%

3.27%

3.38%

FOR THE THREE MONTHS

Operating Performance

Noninterest Income

$6.7

$3.7

$6.9

$6.1

$7.4

$0

$2

$4

$6

$8

12/04

3/05

6/05

9/05

12/05

($ in millions)

Operating Performance Ratios

Efficiency Ratio

42.0%

47.2%

30.1%

33.3%

43.5%

28.1%

0%

10%

20%

30%

40%

50%

12/04

3/05

6/05

9/05

12/05

12/05 *

* Excluding costs associated with the Bank’s Commercial Banking
Division of approximately $2.3 million.

Operating Performance Ratios

G&A to Average Assets

1.16%

1.53%

1.39%

1.56%

1.01%

0.98%

0.00%

0.50%

1.00%

1.50%

2.00%

12/04

3/05

6/05

9/05

12/05

12/05 *

* Excluding costs associated with the Bank’s Commercial Banking
Division of approximately $2.3 million.

Balance Sheet

Total Assets

$5.02

$5.33

$5.46

$5.18

$5.24

$0

$1

$2

$3

$4

$5

$6

12/04

3/05

6/05

9/05

12/05

($ in billions)

Total Loan Fundings

$716.0

$609.9

$624.7

$607.8

$540.8

$0

$100

$200

$300

$400

$500

$600

$700

$800

12/04

3/05

6/05

9/05

12/05

($ in millions)

Strong Loan Fundings

Loan Funding Composition

Q4 2005

Q3 2005

Q2 2005

Q1 2005

Q4 2004

Multifamily

334,190

$

298,613

$

319,569

$

338,313

$

320,383

$

Commercial Real Estate

104,256

54,277

109,495

45,435

18,706

Total Income Property

438,446

352,890

429,064

383,748

339,089

Single Family Residential

81,884

96,644

122,669

146,539

110,065

Construction & Land

161,151

112,162

43,270

58,593

44,226

Total Real Estate Loan Fundings

681,481

561,696

595,003

588,880

493,380

Bank Business Fundings

3,175

8,500

4,300

6,249

2,350

Broker/Conduit Fundings

31,383

39,698

25,412

12,695

45,053

Total Loan Fundings

716,039

$

609,894

$

624,715

$

607,824

$

540,783

$

(Dollars in Thousands)

FOR THE THREE MONTHS

Historical and Forecasted 12-MAT

**12 MAT Calculation and Forecast Based upon Estimated Current Month Average of the 1yr CMT

Forecast Assumption: January Month Average of CMT is 4.40 as of 1/20/2006

Commercial Capital Bank

12 MAT Calculation and Forecast

Month

1yr CMT

Oct-05

Nov-05

Dec-05

Jan-06

Feb-06

Mar-06

Apr-06

May-06

Jun-06

Jul-06

Aug-06

Sep-06

Oct-04

2.23

2.23

Nov-04

2.50

2.50

2.50

Dec-04

2.67

2.67

2.67

2.67

Jan-05

2.86

2.86

2.86

2.86

2.86

Feb-05

3.03

3.03

3.03

3.03

3.03

3.03

Mar-05

3.30

3.30

3.30

3.30

3.30

3.30

3.30

Apr-05

3.32

3.32

3.32

3.32

3.32

3.32

3.32

3.32

May-05

3.33

3.33

3.33

3.33

3.33

3.33

3.33

3.33

3.33

Jun-05

3.36

3.36

3.36

3.36

3.36

3.36

3.36

3.36

3.36

3.36

Jul-05

3.64

3.64

3.64

3.64

3.64

3.64

3.64

3.64

3.64

3.64

3.64

Aug-05

3.87

3.87

3.87

3.87

3.87

3.87

3.87

3.87

3.87

3.87

3.87

3.87

Sep-05

3.85

3.85

3.85

3.85

3.85

3.85

3.85

3.85

3.85

3.85

3.85

3.85

3.85

Oct-05

4.18

4.18

4.18

4.18

4.18

4.18

4.18

4.18

4.18

4.18

4.18

4.18

Nov-05

4.33

4.33

4.33

4.33

4.33

4.33

4.33

4.33

4.33

4.33

4.33

Dec-05

4.35

4.35

4.35

4.35

4.35

4.35

4.35

4.35

4.35

4.35

Jan-06

4.40

**

4.40

4.40

4.40

4.40

4.40

4.40

4.40

4.40

Feb-06

4.40

**

4.40

4.40

4.40

4.40

4.40

4.40

4.40

Mar-06

4.40

**

4.40

4.40

4.40

4.40

4.40

4.40

Apr-06

4.40

**

4.40

4.40

4.40

4.40

4.40

May-06

4.40

**

4.40

4.40

4.40

4.40

Jun-06

4.40

**

4.40

4.40

4.40

Jul-06

4.40

**

4.40

4.40

Aug-06

4.40

**

4.40

Total Avg

3.163

3.326

3.478

3.618

3.747

3.861

3.953

4.043

4.132

4.218

4.282

4.326

Actual

Forecast

Focus on Transaction Accounts

Expand transaction deposit accounts in the

existing branch system

$40 million increase in the fourth quarter over the third quarter

Acquire branches and deposits that enhance the

existing network.

Acquisition of Calnet will result in $153 million of additional deposits upon closing, which is expected in first quarter of 2006.

Increase 1031 exchange balances as a low cost

alternative to wholesale funding.

Acquisition of Lawyers Asset Management in 2006 will add over
$100 million of exchange balances in the first quarter of 2006.

Transaction Account Balances

Dec. 31, 2005

Sept. 30, 2005

June 30, 2005

Mar. 31, 2005

Dec. 31, 2004

Demand Deposits, Noninterst-Bearing

141,597

$

140,185

$

127,300

$

110,741

$

97,931

$

Demand Deposits, Interest-Bearing

71,386

74,063

74,941

78,611

78,003

Money Market

720,367

650,950

556,495

512,514

718,650

Savings Accounts

147,386

173,481

218,573

281,766

336,474

Transaction Account Deposits

1,080,736

1,038,679

977,309

983,632

1,231,058

  1031 Exchange Balances

623,284

679,526

685,551

370,202

-

Total Transaction Account Balances

1,704,020

$

1,718,205

$

1,662,860

$

1,353,834

$

1,231,058

$

Bank Deposits

59%

61%

56%

55%

62%

$2.88

$2.76

$2.70

$2.40

$2.27

$0

$1

$2

$3

12/04

3/05

6/05

9/05

12/05

Transaction Accounts

Time Deposits

($ in billions)

Changing Deposit Mix

Bank Deposit Composition

DDA

9%

Savings

5%

CD

41%

Money

Market

45%

At December 31, 2005

Wholesale Funding Mix

$1.8

$1.7

$1.7

$2.2

$2.1

$0

$1

$2

$3

12/04

3/05

6/05

9/05

12/05

FHLB Advances

Junior Debentures

Other Borrowings

($ in billions)

Profitability Ratios

Return on Average Assets

1.61%

1.25%

1.78%

1.30%

1.15%

1.47%

0.0%

0.5%

1.0%

1.5%

2.0%

12/04

3/05

6/05

9/05

12/05

12/05 *

* Excluding costs associated with the Bank’s Commercial Banking
Division of approximately $2.3 million.

Profitability Ratios

Return on Average Tangible Assets

1.73%

1.92%

1.59%

1.41%

1.24%

1.35%

0.0%

0.5%

1.0%

1.5%

2.0%

12/04

3/05

6/05

9/05

12/05

12/05 *

* Excluding costs associated with the Bank’s Commercial Banking
Division of approximately $2.3 million.

Profitability Ratios

Return on Average Equity

9.9%

9.5%

8.7%

14.4%

13.1%

11.6%

0%

5%

10%

15%

20%

12/04

3/05

6/05

9/05

12/05

12/05 *

* Excluding costs associated with the Bank’s Commercial Banking
Division of approximately $2.3 million.

Profitability Ratios

Return on Average Tangible Equity

22.4%

20.6%

23.9%

28.1%

34.5%

31.6%

0%

5%

10%

15%

20%

25%

30%

35%

12/04

3/05

6/05

9/05

12/05

12/05 *

* Excluding costs associated with the Bank’s Commercial Banking
Division of approximately $2.3 million.

Per Share Data

Book Value Per Share

$12.23

$11.47

$11.78

$12.07

$12.36

$0

$2

$4

$6

$8

$10

$12

$14

12/04

3/05

6/05

9/05

12/05

Per Share Data

Tangible Book Value Per Share

$4.80

$4.85

$4.86

$5.23

$5.05

$0

$1

$2

$3

$4

$5

$6

12/04

3/05

6/05

9/05

12/05

Capital Ratios

Tangible Equity to Tangible Assets

5.44%

5.62%

5.82%

5.84%

5.62%

0%

2%

4%

6%

8%

12/04

3/05

6/05

9/05

12/05

Bank Capital Ratio

Tier 1 Core Capital Ratio

8.05%

8.01%

8.70%

8.91%

8.75%

0%

2%

4%

6%

8%

10%

12/04

3/05

6/05

9/05

12/05

Fourth Quarter 2005
Earnings Call

NASDAQ: CCBI

January 23, 2006